UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2006

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 1100
HOUSTON, TEXAS 77002
(Address of Registrant’s Principal Executive Offices)

(713) 850-1880
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

                On February 17, 2006, Whittier Energy Corporation (the “Company”) announced that its total proved oil and natural gas reserves as of December 31, 2005 are estimated at a record 32.8 billion cubic feet of natural gas equivalent (“Bcfe”), compared to total proved oil and natural gas reserves of 16 Bcfe as of December 31, 2004. The Company also provided a drilling update for various ongoing drilling projects. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

                The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

                (c)  Exhibits.  The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 17, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: February 22, 2006	By:	/s/ Michael B. Young
Michael B. Young
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated February 17, 2006.